                AmeriCredit Automobile Receivables Trust 1997-C
                      Class A-1 5.660% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.300% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:   11/01/97
Monthly Period Ending:      11/30/97

I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.   Beginning of period Aggregate Principal Balance                                                             $311,862,376
                                                                                                                     ------------
    B.   Purchase of Subsequent Receivables                                                                                     0
                                                                                                                     ------------
    C.   Monthly Principal Amounts
         (1)  Collections on Receivables outstanding
               at end of period                                                                        7,376,726
                                                                                                      ----------
         (2)  Collections on Receivables paid off
               during period                                                                           1,334,306
                                                                                                      ----------
         (3)  Receivables becoming Liquidated Receivables
               during period                                                                           2,390,689
                                                                                                      ----------
         (4)  Receivables becoming Purchased Receivables
               during period
                                                                                                      ----------
         (5)  Cram Down Losses occurring during period
                                                                                                      ----------
         (6)  Other Receivables adjustments                                                               10,506
                                                                                                      ----------
         (7)  Less amounts allocable to Interest                                                      (4,742,489)
                                                                                                      ----------
         Total Monthly Principal Amounts                                                                                6,369,738
                                                                                                                     ------------
    D.   End of period Aggregate Principal Balance                                                                   $305,492,638
                                                                                                                     ------------
                                                                                                                     ------------
    E.   Pool Factor                                                                                                    93.997735%
                                                                                                                     ------------
                                                                                                                     ------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                          Class A-1      Class A-2      Class A-3        TOTAL
                                                                          ---------      ---------      ---------        -----
    A.   Beginning of period Note Balance                                $62,232,583   $135,000,000   $107,000,000   $304,232,583
                                                                         --------------------------------------------------------
    B.   Noteholders' Principal Distributable Amount                       6,369,738              0              0      6,369,738
    C.   Noteholders' Accelerated Principal Amount                         1,061,165              0              0      1,061,165
    D.   Accelerated Payment Amount Shortfall                                623,581              0              0        623,581
    E.   Note Prepayment Amount                                                    0              0              0              0
    F.   Deficiency Claim Amount                                                   0              0              0              0
                                                                         --------------------------------------------------------
    G.   End of period Note Balance                                      $54,178,099   $135,000,000   $107,000,000   $296,178,099
                                                                         --------------------------------------------------------
                                                                         --------------------------------------------------------
    H.   Note Pool Factors                                                 65.274818%    100.000000%    100.000000%     91.131723%
                                                                         --------------------------------------------------------
                                                                         --------------------------------------------------------

III. RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                                      $0
                                                                                                                     ------------
     B.   Purchase of Subsequent Receivables                                                                   0
                                                                                                      ----------
     C.   Investment Earnings                                                                                  8
                                                                                                      ----------
     D.   Investment Earnings Transfer to Collections Account                                                 (8)
                                                                                                      ----------
     E.   Payment of Mandatory Prepayment Amount
                                                                                                      ----------
                                                                                                                                0
                                                                                                                     ------------
     F.   End of period Pre-Funding Account balance                                                                            $0
                                                                                                                     ------------
                                                                                                                     ------------

IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

    A.   Total Monthly Principal Amounts                                                                               $6,369,738
                                                                                                                     ------------
    B.   Required Pro-forma Security Balance                                                          274,943,374
                                                                                                      ----------
    C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)        297,862,845
                                                                                                      ----------
    D.   Step-down Amount (B.-C.)                                                                                               0
                                                                                                                     ------------
    E.   Principal Distributable Amount (A.-D.)                                                                        $6,369,738
                                                                                                                     ------------
                                                                                                                     ------------

V.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.   Beginning of period Capitalized Interest Account balance                                                              $0
                                                                                                                     ------------
    B.   Monthly Capitalized Interest Amount                                                                   0
                                                                                                      ----------
    C.   Investment Earnings                                                                                  40
                                                                                                      ----------
    D.   Investment Earnings Transfer to Collections Account                                                 (40)
                                                                                                      ----------
    E.   Payment of Overfunded Capitalized Interest Amount                                                     0
                                                                                                      ----------
    F.   Payment of Remaining Capitalized Interest Account                                                     0
                                                                                                      ----------
                                                                                                                                0
                                                                                                                     ------------
    G.   End of period Capitalized Interest Account balance                                                                    $0
                                                                                                                     ------------
                                                                                                                     ------------

VI. RECONCILIATION OF COLLECTION ACCOUNT:

    A.   Available Funds:
         (1)  Collections on Receivables during period
               (net of Liquidation Proceeds)                                                          $8,711,032
                                                                                                      ----------
         (2)  Liquidation Proceeds collected during period                                               860,984
                                                                                                      ----------
         (3)  Purchase Amounts deposited in Collection Account
                                                                                                      ----------
         (4)(a)  Investment Earnings - Collection Account                                                 20,369
                                                                                                      ----------
            (b)  Investment Earnings - Transfer From Prefunding Account                                        8
                                                                                                      ----------
            (c)  Investment Earnings - Transfer From Capitalized Interest Account                             40
                                                                                                      ----------
         (5)  Collection of Supplemental Servicing Fees
            (a)  Extension Fees                                                                            1,615
                                                                                                      ----------
            (b)  Repo and Recovery Fees Advanced                                                          48,034
                                                                                                      ----------
            (c)  Other Fees                                                                               34,182
                                                                                                      ----------
         (6)  Monthly Capitalized Interest Amount                                                              0
                                                                                                      ----------
         (7)  Mandatory Prepayment Amount
                                                                                                      ----------
         Total Available Funds                                                                                          9,676,264
                                                                                                                     ------------
    B.   Distributions:
         (1)  Base Servicing Fee and Supplemental Servicing Fees
              (a)  Base Servicing Fee                                                                    581,493
                                                                                                      ----------
              (b)  Repo and Recovery Fees                                                                 48,034
                                                                                                      ----------
              (c)  Other Fees                                                                             34,182
                                                                                                      ----------
         (2)  Agent fees                                                                                   4,749
                                                                                                      ----------
         (3)  Noteholders' Interest Distributable Amount
              (a)  Class A-1                                                                             293,530
                                                                                                      ----------
              (b)  Class A-2                                                                             647,578
                                                                                                      ----------
              (c)  Class A-3                                                                             561,750
                                                                                                      ----------
         (4)  Noteholders' Principal Distributable Amount
              (a)  Class A-1                                                                           6,369,738
                                                                                                      ----------
              (b)  Class A-2                                                                                   0
                                                                                                      ----------
              (c)  Class A-3                                                                                   0
                                                                                                      ----------
         (5)  Security Insurer Premiums                                                                   74,045
                                                                                                      ----------
         Total distributions                                                                                            8,615,099
                                                                                                                     ------------
    C.   Excess Available Funds (or Deficiency Claim Amount)                                                            1,061,165
                                                                                                                     ------------
    D.   Noteholders' Accelerated Principal Amount                                                                     (1,061,165)
                                                                                                                     ------------
    E.   Deposit to Spread Account                                                                                             $0
                                                                                                                     ------------
                                                                                                                     ------------

VII.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

    A.   Excess Available Funds (VI.C.)                                                               $  1,061,165
                                                                                                      ------------
    B.   Pro Forma Security Balance (II.A.-II.B.)                                                      297,862,845
                                                                                                      ------------
    C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                      274,943,374
                                                                                                      ------------
    D.   Excess of Pro Forma Balance over Required Balance (B.-C.)                                      22,919,471
                                                                                                      ------------
    E.   End of Period  Class A-1 Note Balance (before accel. payments)                                 55,862,845
                                                                                                      ------------
    F.   Greater of D.or E.                                                                             55,862,845
                                                                                                      ------------
    G.   Accelerated Principal Amount (lesser of A. or F.)                                                             $1,061,165
                                                                                                                      -----------

VIII.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

    A.   Pro Forma Security Balance                                                                   $297,862,845
                                                                                                      ------------
    B.   Required Pro Forma Security Balance                                                           274,943,374
                                                                                                      ------------
    C.   Excess of Pro Forma Balance over Required Balance (A.-B.)                                      22,919,471
                                                                                                      ------------
    D.   End of Period  Class A-1 Note Balance (before accel. payments)                                 55,862,845
                                                                                                      ------------
    E.   Greater of C.or D.                                                                             55,862,845
                                                                                                      ------------
    F.   Excess Available Funds (VI.C.)                                                                  1,061,165
                                                                                                      ------------
    G.   Investment Earnings on Collection Account                                                          20,369
                                                                                                      ------------
    H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                             $54,822,049
                                                                                                                      -----------

IX. RECONCILIATION OF SPREAD ACCOUNT:

    A.   Beginning of period Spread Account balance                                                                   $24,948,990
                                                                                                                      -----------

    B.   Additions to Spread Account
    (1)  Deposits from Collections Account (VI. E.)                                                              0
                                                                                                      ------------
    (2)  Investment Earnings                                                                               114,002
                                                                                                      ------------
    (3)  Deposits Related to Subsequent Receivables Purchases                                                    0
                                                                                                      ------------

    Total Additions                                                                                                       114,002
                                                                                                                      -----------

    C.   Less Deficiency Claim Amount
                                                                                                                      -----------

    D.   Spread Account balance available for withdrawals                                                              25,062,992
                                                                                                                      -----------

    E.   Requisite Amount of Spread Account
         (1)  Initial Spread Account Deposit                                                           $24,000,000
                                                                                                      ------------
         (2)  Subsequent Spread Account Deposits                                                         2,000,000
                                                                                                      ------------
         (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                                26,000,000
                                                                                                      ------------
         (4)  8% of end of period Aggregate Principal Balance                                           24,439,411
                                                                                                      ------------
         (5)  $100,000                                                                                     100,000
                                                                                                      ------------
         (6)  2% of Original Pool Balance (total deliveries)                                             6,500,000
                                                                                                      ------------
         (7)  End of period Note Balance (before accel. principal shortfall calc)                      296,801,680
                                                                                                      ------------
         (8)  Lesser of (6) or (7)                                                                       6,500,000
                                                                                                      ------------
         (9)  Greater of (5) or (8)                                                                      6,500,000
                                                                                                      ------------
         (10) Aggregate Principal Balance                                                              305,492,638
                                                                                                      ------------
         (11) End of period Note Balance (before accel. principal shortfall calc)                      296,801,680
                                                                                                      ------------
         (12) Line(10) less line (11)                                                                    8,690,958
                                                                                                      ------------
         (13) OC level (12)/(10), Maximum 10%                                                                 2.84%
                                                                                                      ------------
         (14) 13% less OC level, if OC level is greater than 5%                                                n/a
                                                                                                      ------------
         (15) Percent in (13) or (14)) x End of period Aggregate Principal Balance                             n/a
                                                                                                      ------------
         (16) 15% of end of period Aggregate Principal Balance if Trigger Date                                 n/a
                                                                                                      ------------

         Requisite Amount of Spread Account (either (3), (4), (9), (15), or (16) as applicable)                        24,439,411
                                                                                                                      -----------


    F.   Withdrawals from Spread Account
         (1)  Priority Second through Third
                                                                                                      ------------
         (2)  Priority Fourth - Accelerated Payment Amount Shortfall                     54,822,049
                                                                                        -----------
              Accelerated Payment Amount Shortfall in Excess of Requisite Amount                           623,581
                                                                                                      ------------
         (3)  Priority Fifth through Sixth
                                                                                                      ------------
         (4)  Priority Seventh - to Servicer
                                                                                                      ------------

         Total withdrawals                                                                                                623,581
                                                                                                                      -----------


    G.   End of period Spread Account balance                                                                         $24,439,411
                                                                                                                      -----------

X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

    A.   Beginning of period number of Receivables                                                                         26,208
                                                                                                                      -----------

    B.   Number of Subsequent Receivables Purchased                                                                             0
                                                                                                                      -----------

    C.   Number of Receivables becoming Liquidated
           Receivables during period                                                                                          245
                                                                                                                      -----------

    D.   Number of Receivables becoming Purchased
           Receivables during period
                                                                                                                      -----------

    E.   Number of Receivables paid off during period                                                                         144
                                                                                                                      -----------

    F.   End of period number of Receivables                                                                               25,819
                                                                                                                      -----------
                                                                                                                      -----------


XI.   STATISTICAL DATA:

    A.   Weighted Average APR of the Receivables                                                                            19.81%
                                                                                                                      -----------

    B.   Weighted Average Remaining Term of the Receivables                                                                 51.28
                                                                                                                      -----------

    C.   Average Receivable Balance                                                                                       $11,832
                                                                                                                      -----------

    D.   Aggregate Realized Losses                                                                                     $2,502,715
                                                                                                                      -----------
                                                                                                                      -----------


By:      -------------------------------------------
Name:    Daniel E. Berce
         ---------------
Title:   Vice Chairman & Chief Financial Officer
         ---------------------------------------
Date:    December 2, 1997
         ----------------

                   AmeriCredit Automobile Receivables Trust 1997-C
                         Class A-1 5.660% Asset Backed Notes
                      Class A-2 Floating Rate Asset Backed Notes
                         Class A-3 6.300% Asset Backed Notes
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:    11/01/97
Monthly Period Ending:       11/30/97


I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                 Class A-1     Class A-2      Class A-3        TOTAL
                                                                 ---------     ---------      ---------        -----

     A.  Preliminary End of period Note Balance                 $54,178,099   $135,000,000   $107,000,000   $296,178,099
                                                                --------------------------------------------------------
     B.  Deficiency Claim Amount                                          0              0              0              0
                                                                --------------------------------------------------------
     C.  End of period Note Balance                             $54,178,099   $135,000,000   $107,000,000   $296,178,099
                                                                --------------------------------------------------------
                                                                --------------------------------------------------------
     D.  Note Pool Factors                                        65.274818%    100.000000%    100.000000%     91.131723%
                                                                --------------------------------------------------------
                                                                --------------------------------------------------------
II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.  Preliminary End of period Spread Account balance                                                   $ 24,439,411
                                                                                                            ------------
     B.  Priority First - Deficiency Claim Amount from
          preliminary certificate                                                                                      0
                                                                                                            ------------
     C.  End of period Spread Account balance                                                               $ 24,439,411
                                                                                                            ------------
III.  PERFORMANCE TESTS:

     A.  Delinquency Ratio
         (1) Receivables with Scheduled Payment
              delinquent more than 60 days
              at end of period                                                               $  7,026,396
                                                                                             ------------
         (2) Purchased Receivables with Scheduled
              Payment delinquent more than 60
              days at end of period
                                                                                             ------------

         (3) Beginning of period Principal Balance                                            311,862,376
                                                                                             ------------
         (4) Delinquency Ratio (1)+(2) divided by (3)                                                               2.25%
                                                                                                            ------------
         (5) Previous Monthly Period Delinquency Ratio                                                              1.51%
                                                                                                            ------------
         (6) Second previous Monthly Period Delinquency Ratio                                                       0.73%
                                                                                                            ------------
         (7) Average Delinquency Ratio (4)+(5)+(6)
              divided by 3                                                                                          1.50%
                                                                                                            ------------
         (8) Compliance(Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 5.00%)                                                    yes
                                                                                                            ------------

                                       1


     B.  Cumulative Default Rate
         (1) Defaulted Receivables in Current Period                                         $  3,602,326
                                                                                             ------------
         (2) Cumulative Defaulted Receivables Including
               Defaulted Receivables in Current Period                                          8,512,755
                                                                                             ------------
         (3) Original Pool Balance                                                            325,000,000
                                                                                             ------------
         (4) Cumulative Default Rate (2) divided by (3)                                                             2.62%
                                                                                                            ------------
         (5) Compliance (Default Test Failure is a Cumulative
               Default Rate equal to or greater than 8.74%.)                                                         yes
                                                                                                            ------------

     C.  Cumulative Net Loss Rate
         (1) Receivables becoming Liquidated Receivables during period                       $  2,390,689
                                                                                             ------------
         (2) Purchased Receivables with Scheduled
               Payment delinquent more than 30 days at end of period
                                                                                             ------------
         (3) Cram Down Losses occurring during period
                                                                                             ------------
         (4) Liquidation Proceeds collected during period                                        (860,984)
                                                                                             ------------
         (5) Net Losses during period (1)+(2)+(3)-(4)                                           1,529,705
                                                                                             ------------
         (6) Net Losses since Initial Cut-off Date (Beginning of Period)                          973,010
                                                                                             ------------
         (7) 50% of Receivables with Scheduled Payment delinquent
              more than 90 days at end of period                                                1,766,553
                                                                                             ------------
         (8) Original Aggregate Principal Balance plus Pre-Funded
              Amount as of the Closing Date                                                   325,000,000
                                                                                             ------------
         (9) Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                    1.31%
                                                                                                            ------------
        (10) Compliance (Net Loss Test Failure is a
               Net Loss Rate equal to or greater than 5.00%.)                                                        yes
                                                                                                            ------------

     D.  Extension Rate
         (1) Principal Balance of Receivables extended during
              current period                                                                      565,340
                                                                                             ------------
         (2) Beginning of Period Aggregate Principal Balance                                  311,862,376
                                                                                             ------------
         (3) Extension Rate (1) divided by (2)                                                                      0.18%
                                                                                                            ------------
         (4) Previous Monthly Extension Rate                                                                        0.08%
                                                                                                            ------------
         (5) Second previous Monthly Extension Rate                                                                 0.06%
                                                                                                            ------------
         (6) Average Extension Rate (3)+(4)+(5) divided by 3                                                        0.11%
                                                                                                            ------------
         (7) Compliance (Extension Test Failure is an
               Extension Rate equal to or greater than 4%.)                                                          yes
                                                                                                            ------------
IV.  DELINQUENCY:

     A.  Receivables with Scheduled Payment delinquent
         (1) 31-60 days                                                       #       1814   $ 21,847,175           7.01%
                                                                              ------------------------------------------
         (2) 61-90 days                                                                441      5,281,258           1.69%
                                                                              ------------------------------------------
         (3) over 90 days                                                              160      1,745,138           0.56%
                                                                              ------------------------------------------
         Receivables with Scheduled Payment delinquent
          more than 30 days at end of period                                          2415   $ 28,873,571           9.26%
                                                                              ------------------------------------------
                                                                              ------------------------------------------

By:
   ---------------------------------------------
Name:  Daniel E. Berce
       -----------------------------------------
Title: Vice Chairman & Chief Financial Officer
       -----------------------------------------
Date:  December 3, 1997
       -----------------------------------------


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